Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

RSBY	Return Stacked® Bonds & Futures Yield ETF

RSSY	Return Stacked® U.S. Stocks & Futures Yield ETF

listed on Cboe BZX Exchange, Inc.

May 23, 2024

Supplement to the

Statement of Additional Information dated April 19, 2024

This supplement provides information about a consulting services arrangement with respect to each of the Return Stacked® Bonds & Futures Yield ETF and the Return Stacked® U.S. Stocks & Futures Yield ETF (each, a “Fund,” and together the “Funds”) by and among the Funds’ sub-adviser, futures trading advisor, and a third-party firm.

The Section entitled “Investment Sub-Adviser and Futures Trading Advisor” is hereby supplemented with the addition of the following new paragraph:

Consulting Arrangement

The Sub-Adviser and the Futures Trading Advisor have entered into a consulting services agreement (the “Consulting Agreement”) with Wood River Capital LLC (“Wood River”). Neither the Trust nor the Adviser is a party to the Consulting Agreement. In exchange for providing certain consulting and support services to the Sub-Adviser and the Futures Trading Advisor with respect to the Funds, the Sub-Adviser and the Futures Trading Advisor have agreed to pay Wood River a fee based on a percentage of each Fund’s unitary management fee. Further, the Consulting Agreement contemplates that, to the extent that Wood River may be, or may be deemed to be, a beneficial owner of shares of the Fund, within the meaning of Sections 13(d) and 16(a) of the Securities Exchange Act of 1934, as amended, as a result of its ownership of the Funds, Wood River’s shares of the Funds, if any, will be voted in accordance with “mirror voting” practices.